Exhibit 99.4

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

FREDRIC D. PASCAL, derivatively on behalf of COLUMBIA FINANCIAL, INC., and individually on behalf of himself and all other similarly situated stockholders of COLUMBIA FINANCIAL, INC.,	) ) )
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	)	C.A. No. 2020-0320-SG
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Plaintiff,	)
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vs.	)
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FRANK CZERWINSKI, RAYMOND G. HALLOCK, NOEL R. HOLLAND, G. HALLOCK, NOEL R. HOLLAND, THOMAS J. KEMLY, HENRY KUIKEN, MICHAEL MASSOOD, JR., ELIZABETH E. RANDALL, and ROBERT VAN DYK,	) ) ) )
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Defendants,	)
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-and-)
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COLUMBIA FINANCIAL, INC., a	)
Delaware Corporation,	)
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Nominal Defendant.	)

ORDER AND FINAL JUDGMENT

A hearing having been held before this Court on _____, 2022, pursuant to this Court’s Scheduling Order, dated December ____, 2021 (the “Scheduling Order”), and upon a Stipulation and Agreement of Compromise, Settlement and Release, dated December 10, 2021 (the “Stipulation”) outlining a Settlement of the above-captioned action (the “Action”), which is incorporated herein by reference, the parties having appeared by their attorneys of record, the Court having heard and considered the submissions and evidence presented in support of the proposed Settlement, certification of the Class (as defined herein) and the application for an award of attorneys’ fees, expenses, the opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Scheduling Order, the Court having determined that Notice was adequate and sufficient, and the entire matter of the proposed Settlement having been heard and considered by the Court;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this_______ day of ________, 2022, as follows:

1.       Unless otherwise defined herein, all defined terms shall have the meanings as set forth in the Stipulation and the Scheduling Order.

2.       The Court has jurisdiction over the subject matter of the Action, and all matters relating to the Settlement of the Action, as well as personal jurisdiction for purposes of the Settlement over all of the Parties and each member of the Class (as defined herein) and each stockholder of Columbia Financial, Inc. (“Columbia Financial” or the “Company”), and it is further determined that Plaintiff, Defendants, Columbia Financial, and its stockholders, as well as their transferees, heirs, executors, successors, and assigns, and members of the Class (as defined herein) are bound by this Order and Final Judgment (the “Judgment”).

3.       Notice has been given to all members of the Class (as defined herein) and all stockholders of Columbia Financial stockholders as of December 10, 2021, pursuant to and in the manner directed by the Scheduling Order; including mailing and other dissemination of the Notice, as set forth in the Declaration of Notice filed with the Court. A full opportunity to be heard has been offered to all Parties, all members of the Class, all current Columbia Financial stockholders, and all other persons in interest. The Court finds that the form and means of the Notice was the best notice practicable under the circumstances and was given in full compliance with the requirements of Delaware Court of Chancery Rules 23 and 23.1 and due process of law, and that all members of the Class and all stockholders of Columbia Financial are bound by this Judgment.

4.       The Court hereby finally certifies, for the purposes of the Settlement only, Count III of the Action as a non-opt out class action pursuant to Court of Chancery Rules 23(a), 23(b)(1) and 23(b)(2), on behalf of a Class consisting of all holders of stock of Columbia Financial as of April 12, 2019, the record date for the determination of stockholders entitled to vote at the Company's 2019 Annual Meeting, and their successors and assigns. Excluded from the Class are Defendants and their affiliates.

5.       For the purposes of the Settlement only, the Court hereby finally appoints Plaintiff as representative for the Class and Plaintiffs’ Counsel as counsel for the Class. Plaintiffs and Plaintiffs’ Counsel have fairly and adequately represented the Class both in terms of litigating the Action and for purposes of entering into and implementing the Settlement.

6.       Solely for purposes of the proposed Settlement of this Action, the Court finds that each element required for certification of the Class pursuant to Court of Chancery Rules 23(a), 23(b)(1) and 23(b)(2) has been met in that: (i) the Class members are so numerous that their joinder in the Action would be impracticable; (ii) there are questions of law and fact common to the Class; (iii) the claims of Plaintiffs are typical of the claims of the Class; (iv) in connection with both the prosecution of the Action as well as the Settlement, Plaintiff Fredric D. Pascal and Plaintiff’s counsel have and will fairly and adequately represent and protect the interests of the Class; (v) the prosecution of separate actions by individual Class members would create a risk of inconsistent adjudications that would establish incompatible standards of conduct for Defendants; (vi) as a practical matter, the disposition of the Action would influence the disposition of any pending or future identical cases brought by other Class members; and (vii) Defendants have allegedly acted or refused to act on grounds generally applicable to the Class, thereby making appropriate final relief, including declaratory relief, with respect to the Class as a whole.

7.       This Court further finds that Plaintiff in the Action has held stock in the Company since the time of the conduct complained of in the Action, otherwise has standing to prosecute the Action, and adequately represents the interests of the Class and of Columbia Financial and its stockholders.

8.       Based on the record in the Action, each of the provisions of Court of Chancery Rules 23 and 23.1 has been satisfied and the Action has been properly maintained according to the provisions of Court of Chancery Rules 23 and 23.1.

9.      The Court finds that the Settlement is fair, reasonable, adequate, and in the best interests of the Class and of Columbia Financial and its stockholders.

10.      Pursuant to Court of Chancery Rules 23 and 23.1, this Court approves the Settlement in all respects, and the Parties are directed to consummate the Settlement in accordance with the terms of the Stipulation.

11.      The Action is hereby dismissed with prejudice as to all Defendants and as to Columbia Financial, and against Plaintiff, all members of the Class, and all stockholders of Columbia Financial. As between Plaintiff and Defendants, the parties are to bear their own costs, except as otherwise provided in Paragraph 16 below or as otherwise provided in the Stipulation and the Scheduling Order.

12.       Upon entry of this Judgment, Columbia Financial, Plaintiff, each and every member of the Class and each and every other Columbia Financial stockholder (directly or indirectly), on each of their own behalves, and on behalf of any other person or entity who could assert any of Plaintiff’s Released Claims, in such capacity only, shall fully, finally, and forever release, settle, and discharge, and shall forever be enjoined from prosecuting, any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (as defined in the Stipulation), whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, that are, have been, could have been, could now be, or in the future could, can, or might be asserted, in the Action or in any other court, tribunal, or proceeding by Plaintiff, any other Columbia Financial stockholder, individually, as a class action, derivatively on behalf of Columbia Financial, or by Columbia Financial directly, against any of the Defendants’ Releasees which are based upon, arise out of, relate in a material way to, or materially involve, directly or indirectly, the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, disclosures, facts, practices, events, claims, or any other matters, things, or causes whatsoever, or any series thereof, that were alleged, asserted, set forth, claimed, embraced, involved, or referred to in, or related to, in each case, (a) the Action, or (b) which could have been asserted against any of the Defendants’ Releasees regarding (i) the approval by stockholders of Columbia Financial of the 2019 Equity Incentive Plan or the disclosures to stockholders of Columbia Financial in connection with stockholder approval of the 2019 Equity Incentive Plan, including (without limitation) the Proxy Statement filed by Columbia Financial with the Securities Exchange Commission on April 22, 2019 and (ii) the compensation paid to Defendants in 2019, as publicly disclosed in the Company’s 2020 Proxy Statement, including (without limitation) the 2019 Equity Grants, except for claims relating to the enforcement of the Settlement (the “Plaintiff’s Released Claims”) against each of Columbia Financial, Defendants and each of their respective parents, subsidiaries, affiliates and controlling persons, and any current or former officer or director of any of the foregoing, and each of their respective past, present, or future family members, spouses, heirs, trusts, trustees, executors, estates, administrators, beneficiaries, distributees, foundations, agents, employees, fiduciaries, partners, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, divisions, affiliates, associated entities, stockholders, principals, officers, directors, managing directors, members, managing members, managing agents, predecessors, predecessors-in-interest, successors, successors-in-interest, assigns, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys (including all Defendants’ counsel in this action), counsel, personal or legal representatives, accountants, insurers, co-insurers, reinsurers, and associates (the “Defendants’ Releasees”). For the avoidance of doubt, Plaintiff’s Released Claims include all of the claims asserted in the Action, but do not include claims based on future conduct of the Defendants’ Releasees.

13.       Upon entry of this Judgment, Defendants and the other Defendants’ Releasees, on behalf of themselves and any other person or entity who could assert any of the Defendants’ Released Claims (defined below) on their behalf, in such capacity only, shall fully, finally, and forever release, settle, and discharge, and shall forever be enjoined from prosecuting, any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (as defined in the Stipulation), whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, that are, have been, could have been, could now be, or in the future could, can, or might be asserted, in the Action or in any other court, tribunal, or proceeding by Defendants’ Releasees against any of the Plaintiff’s Releasees which are based upon, arise out of, relate in a material way to, or materially involve, directly or indirectly, the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, disclosures, facts, practices, events, claims, or any other matters, things, or causes whatsoever, or any series thereof, that were alleged, asserted, set forth, claimed, embraced, involved, or referred to in, or related to, in each case, (a) the Action, or (b) which could have been asserted against any of the Plaintiff’s Releasees regarding (i) the approval by stockholders of Columbia Financial of the 2019 Equity Incentive Plan or the disclosures to stockholders of Columbia Financial in connection with stockholder approval of the 2019 Equity Incentive Plan, including (without limitation) the Proxy Statement filed by Columbia Financial with the Securities Exchange Commission on April 22, 2019 and (ii) compensation paid to Defendants, as publicly disclosed in the Company’s Proxy Statements, in 2019, including (without limitation) the 2019 Equity Grants, except for claims relating to the enforcement of the Settlement (the “Defendants’ Released Claims”) against (i) Plaintiff and each and every member of the Class; (ii) each and every person who currently holds shares of stock of Columbia Financial (directly or indirectly), and (iii) Columbia Financial, and each of their respective parents, subsidiaries, affiliates and controlling persons, and any current or former officer or director of any of the foregoing, and each of their respective past, present, or future family members, spouses, heirs, trusts, trustees, executors, estates, administrators, beneficiaries, distributees, foundations, agents, employees, fiduciaries, partners, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, divisions, affiliates, associated entities, stockholders, principals, officers, directors, managing directors, members, managing members, managing agents, predecessors, predecessors-in-interest, successors, successors-in-interest, assigns, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys (including all Plaintiff’s counsel in the Action), counsel, personal or legal representatives, accountants, insurers, co-insurers, reinsurers, and associates (“Plaintiff Releasees”). For the avoidance of doubt, the Defendants’ Released Claims do not include claims based on future conduct of the Plaintiff Releasees.

14.       The contemplated releases given by the parties granting the release (the “Releasing Parties”) extend to claims that the Releasing Parties did not know or suspect to exist at the time of the release, which if known, might have affected the decision to enter into this release (“Unknown Claims”). The Releasing Parties shall be deemed to have waived any and all provisions, rights, and benefits conferred by any law of the United States, any law of any state, or principle of common law which governs or limits a person’s release of unknown claims to the fullest extent permitted by law. The Releases contained in this Settlement Agreement are not General Releases. Nonetheless, the Releasing Parties shall be deemed to relinquish, to the full extent permitted by law, the provisions, rights, and benefits of Section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

15.       Neither this Order and Final Judgment, the Settlement, nor any act or omission in connection therewith shall be deemed or argued to be evidence of or to constitute a presumption, concession or admission by Defendants of any breach of duty, liability, fault or wrongdoing as to any facts or claims alleged or asserted in the Action, or in any other actions or proceedings, and shall not be interpreted, construed, deemed, invoked, offered, received in evidence or otherwise used in the Action or any other action or proceeding of any nature whatsoever except to enforce the Stipulation and Settlement. Neither the existence of the Settlement, the Stipulation nor any provisions contained therein shall be deemed a presumption, concession or admission by Plaintiff that this Action lacks merit.

16.       Plaintiff’s counsel are hereby awarded attorneys’ fees in the amount of $________, inclusive of expenses, which amount the Court finds to be fair and reasonable. Such fees shall be paid to Purcell Julie & Lefkowitz, LLP, on behalf of all Plaintiff’s counsel in this action, at the time, and in the manner, as set forth in the Stipulation.

17.       The effectiveness of the Order and Final Judgment and the obligations of Plaintiff, Plaintiff’s counsel and Defendants under the Settlement shall not be conditioned upon or subject to the resolution of any appeal that relates solely to the issue of Plaintiff’s or Plaintiff’s counsel’s application for an award of attorneys’ fees and expenses.

18.       The Court further orders, adjudges and decrees that all other relief be, and is hereby, denied, and that this Order and Final Judgment disposes of all the claims and all the members of the Class and all Parties in the above-styled action.

Vice Chancellor Sam Glasscock III

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